Exhibit 99.1
1 Citigroup March 4th, 2008 Other OTC: NAVZ

2 Forward Looking Information Information provided and statements contained in this presentation that are not purely historical are forward- looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this presentation and the company assumes no obligation to update the information included in this presentation. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate" or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties and assumptions, including the risk of continued delay in the completion of our financial statements and the consequences thereof, the availability of funds, either through cash on hand or the company's other liquidity sources, to repay any amounts due should any of the company's debt become accelerated, and decisions by suppliers and other vendors to restrict or eliminate customary trade and other credit terms for the company's future orders and other services, which would require the company to pay cash and which could have a material adverse effect on the company's liquidity position and financial condition. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. For a further description of these factors, see Item 1A. Risk Factors of our Form 10-K for the fiscal year ended October 31, 2005, which was filed on December 10, 2007.

3 Other Cautionary Legends The financial information contained herein is preliminary and unaudited and has been prepared by management in good faith and based on current company data. Certain Non-GAAP measures are used in this presentation is provided to assist the reader in understanding our core manufacturing business. We believe this information is useful and relevant to assess and measure the performance of our core manufacturing business as it illustrates manufacturing performance without regard to selected historical legacy cost (i.e. pension cost) and other expenses that may not be related to the core manufacturing business. Management often uses this information to assess and measure the performance of our operating segments. A reconciliation to the most appropriate GAAP number is included in the appendix of this presentation.

4 Navistar At A Glance Over 100 years of building and shaping history Four business segments Truck, Engine, Parts, Financial Services Leaders in the Industry U.S. and Canada market share leader in Class 6-8 trucks and buses World's largest diesel engine manufacturer across the 160 through 370 horsepower range All new product platforms within the last 5 years while staying within $250-$350 million capital expenditure

5 Traditional U.S. and Canada Retail Sales Class 6 - 8 Industry Landscape Retail Class 6 - 8 *Navistar's fiscal year is 11/1-10/31 Wholesale Class 6 - 8

6 We expect our strategy will enable us to deliver our 2009 goal Competitive Cost Structure Profitable Growth Great Products FY 2009 Goals $15+ Billion Revenue $1.6 Billion Pro forma Manufacturing Segment Profit Improve cost structure while developing synergistic niche businesses with richer margins Improve conversion rate of operating income into net income Reduce cyclicality Grow Parts Non-Traditional/Expansion Markets Leveraging what we have and what others have built Leveraging what we have and what others have built

7 Class 6-8 Great Products ProStarTM 2007 Engines MRAP School Bus 11/13 Liter Big Bore LoneStarTM Mahindra International Launching Future Finished ProStarTM Skyrise JLTV

8 U.S. and Canada Market Share Leader in Class 6-8 Trucks and School Bus School Bus School districts & local municipalities Class 6/7 Local & regional delivery/beverage, refrigeration, utilities, towing, municipalities & emergency rescue Class 8 Ongoing Goal 60% Construction, waste management & other on-off highway applications fleets and owner operators Line-haul, local & regional delivery Heavy (LH & RH) Ongoing Goal 40% Combined Class 8 Ongoing Goal 20%

9 MaxxForce (tm) DT Series 9/10 MaxxForce(tm) 7 Ford V8 Brand new technologies built for power, reliability, durability and fuel economy MaxxForce(tm) 5 South American Engines MaxxForce(tm) Big Bore 11L and 13L 6.4L V8 4.5L V6 7.6L / 9.3L Great Products: Engine Note: Market share information is compiled using POLK data combined with company internal reports. Market share has been shown on a calendar year basis and shipment information is based on Navistar's fiscal year-end. World Wide Engine Shipments 45% market share in mid-size pick up trucks & SUVs in South America 40% market share in heavy-duty diesel pickup/vans 35% market share in class 6-7 Truck and School Bus Complete line of 3L-7L products Key Takeaways: I4 / I6 Brand new technologies built for power, reliability, durability and fuel economy Leveraging what we have and what others have built More than 260K 2007 compliant engines shipped thru Q108

10 Superior product with reduced cost structure Unprecedented Uptime Unparalleled Driver Satisfaction Outstanding Aerodynamics Lowest Out Of Motion Cost

11 Products of Distinction "If Spiderman hauled freight, this is what he'd drive. International says its new LoneStar class 8 highway truck is a "game-changer". It's true that this chromed-up tractor is like nothing you've seen motoring down the highway. It may look like it belongs on a movie set -- or a certain webbed superhero's garage -- but International insists its new flagship product is as much a work truck as it is a head-turner. Unveiled for the first time at this week's Chicago Auto Show, the LoneStar features arguably the most unique aerodynamic and front grille design in the industry. International calls the new fashion "Advanced Classic" in which technology, styling and aerodynamics converge to deliver "superior fuel efficiency."" -Today's Trucking Online, 2/08/08 "Navistar's Fuel-Efficient LoneStar Semi Truck Is Lustworthy, Luxury Showstopper" - Popular Mechanics, 2/7/08 "2009 International LoneStar semi-tractor: Big-truck maker International loves to waltz into a car show and pull the covers off a huge commercial truck, as if it's the most natural thing in the world." -USA Today, 2/08/08

12 Products of Distinction THE truck driver has long had the image of the heroic loner, an image reinforced in country music and in films like "They Drive by Night" in 1940 with George Raft and Humphrey Bogart and "Convoy" in 1978 with Kris Kristofferson. "There's a great history of people choosing this profession because they are independent," said Dee Kapur, president of the Navistar Truck Group, which makes the International line of big rigs. "They want to see the country. They are 21st-century cowboys, in a way." Navistar has tapped into that theme with its new truck, the LoneStar, a truck cab for 18-wheel tractor-trailers that was introduced at the Chicago Auto Show last month and goes on sale in April. The LoneStar, Mr. Kapur said, is "a truck that makes a statement about the driver." The LoneStar is distinctive, looking like no other truck on the road. It eschews the boxy, mechanical look of older trucks in favor of the glint and gleam of prewar Packards and Lincolns. Borrowing design elements from the D-Series truck from the 1930s, the Lone Star expresses style and pizazz with its sharply angled gleaming prow and the four orange lights along the side of the hood that hover like juggled balls in midair. Running lamps lend a carnival wagon flamboyance. There is also lots of bling: tall twin exhaust stacks are chromed and the wheel skirts are stainless steel. "We borrowed from the D-Series from 1934 to 1937," said David Allendorph, chief designer for the truck group "We are paying homage to the bullet-shaped headlight and the V-shape at the bottom of the grille. We wanted it true to our heritage, but distinctive." With fuel prices high and emissions rules tighter, Navistar designed the truck to be more aerodynamic. "The aerodynamic design of the hood, windshield and side skirts will save real money," Mr. Allendorph said. The front makes it from 5 percent to 15 percent more efficient than earlier models, he said, which could mean an annual saving of $3,000 to $8,000. The first sketches of the stylistic theme did not have to be changed much after aerodynamics testing, he said. And for fun, Mr. Allendorph's designers drew a LoneStar mug and a LoneStar barbecue with the same look. These might eventually be sold at dealerships. The company was making a statement by unveiling the new truck at an auto show instead of at the Mid-America Trucking Show in Louisville, Ky., a prestigious - and traditional - showcase for the trucking industry. Trucks are being redesigned because the industry is facing a shortage of drivers. A study released in 2005 by the American Trucking Associations, a trade group, found that the industry had a shortage of about 20,000 drivers, which could rise to about 110,000 by 2014. The sense of trucking as individualistic adventure is also shrinking, with the laptop logbook, digital scale and global-positioning tracking systems threatening to make truck driving a punch-in, punch-out job. To lure more drivers behind the wheel, companies are seeking women, couples and retirees. They are also trying to improve life on the road with truck cabs that provide more comfort and style. "This industry has become very diverse," Mr. Kapur said. "There are lots of women and retirees. People buy a truck, and hauling becomes a second or third career. The growth in husband-and-wife teams has been meteoric over the past five or six years." The LoneStar is designed with such couples in mind, with its wood floor and kitchenette in the sleeper compartment. "We designed the LoneStar's environment to be both highly functional and comfortable," Mr. Allendorph said, adding that in an average week "a truck driver may spend 120 hours in his or her truck. "They want it to be their home away from home. Many of our customers don't have a home at all; they have a P.O. box somewhere." So Navistar is offering more options to let buyers design their living space in the truck. "Customization is going to be a big part of our proposition," he said. "We've taken a page from the book of Harley or Scion and Mini." Truckers have traditionally picked optional equipment, including axles, suspensions and brake systems of different types and from different manufacturers, for example. Now the options extend to the kind of wood on the floor, to the type of mattress and the brand of microwave. Buyers can choose cabinets and closets for storage and rosewood for the dashboard. "We have all kinds of appliances and appurtenances," Mr. Allendorph said. Options also include Bluetooth connectivity and an 11-speaker Monsoon audio system. Such amenities do not come cheap: A base model costs $115,000, but sleeper models can cost about $135,000. In designing the LoneStar, Mr. Allendorph applied a level of sophistication not associated with the good-buddy rubber-ducky set. He consulted with researchers at Carnegie Mellon University in Pittsburgh, who analyzed the historical typology of International trucks, from the streamline bulldog Metros of the 1930s to boxy 1970s "cab over engine" models. He was also struck with the amount of personal, expressive energy that goes into trucks. "You would be amazed at Pride and Polish," he said, referring to the customized trucks at the Mid-America Trucking Show. "I met a couple there who had gutted their cab and rebuilt it entirely." Other makers are also offering high-end customizable trucks aimed at luring drivers. Kenworth's brochures for its new trucks, including several well-outfitted tall sleeper models, promise that companies with Kenworths "keep their best drivers." The LoneStar will compete with rivals from other manufacturers, including Freightliner's Cascadia, introduced in May. The Cascadia offers a high cabin option with double bunks and two feet between the seats. Kenworth said its new models would have 30 inches in between. Aesthetically, the LoneStar suggests a reversal of an earlier pattern. In 1993, Tom Gale, who was then Chrysler's top designer, directed the creation of a new design for the Dodge Ram pickup that was based on the big-rig look of 18-wheelers. It was a hit. The tables have been turned again, with the LoneStar based on a classic line of trucks. Navistar displayed a customized D-Series next to the LoneStar at the Chicago show, reminding buyers of the source of the LoneStar's design. It was also a nostalgic nod to the more romantic days of trucking, a notion the new truck comes close to capturing. With Style From the Past, a Rig to Call Home NY Times - By Phil Patton, 3/02/08

Great Products



MAXXFORCE

MAXXFORCE ™ 11L/13L

INTERNATIONAL DIESEL POWER

Current Navistar big bore usage is approximately:

11/13L	50%
15L	50%

MaxxForce™ 11L / 13L Engines

- Industry leading attributes
  - Fuel economy
  - Weight
  - Noise Vibration Harshness (NVH)
- Imported production start: Dec. 2007
- U.S. production start: Summer 2008
- Significant cost savings versus purchased engines

13

14 We expect our strategy will enable us to deliver our 2009 goal Competitive Cost Structure Profitable Growth Great Products FY 2009 Goals $15+ Billion Revenue $1.6 Billion Pro forma Manufacturing Segment Profit Improve cost structure while developing synergistic niche businesses with richer margins Improve conversion rate of operating income into net income Reduce cyclicality Grow Parts Non-Traditional/Expansion Markets Leveraging what we have and what others have built Leveraging what we have and what others have built

15 Materials Initiative Materials Strategic initiatives Mahindra International South America Scale Strategic Partnerships Global Sourcing Performance-on track / Volume / Dollar Weakness Overall goal related to materials is to find the most globally competitive supplier

16 Materials Initiative Materials Strategic initiatives Mahindra International South America Scale Strategic Partnerships *Note: The figures are going out rates. Savings from components globally outsourced in 2008 become accretive in 2009 Global Sourcing Average savings of 10-20% Plans to source more than a $1 billion by the end of 2009 Focus on Mexico, India, China, and South America Actions completed Castings/stampings/forgings Frame rails Tires Planned Items EGR cooler Power train components

17 2007 UAW Agreement Enabler to Achieve 2009 Goals Eliminated guaranteed employment Productivity Trade Stewards / Reps Sourcing non-core jobs Wages frozen Healthcare contained New hire package competitive Wages Post-retirement Greater Flexibility Improved Manufacturing Cost Structure

18 Strategic Partnerships Leveraging what we have and what others have built Leveraging what we have and what others have built

19 We expect our strategy will enable us to deliver our 2009 goal Competitive Cost Structure Profitable Growth Great Products FY 2009 Goals $15+ Billion Revenue $1.6 Billion Pro forma Manufacturing Segment Profit Improve cost structure while developing synergistic niche businesses with richer margins Improve conversion rate of operating income into net income Reduce cyclicality Grow Parts Non-Traditional/Expansion Markets Leveraging what we have and what others have built Leveraging what we have and what others have built

20 Profitable Growth Mexico & Export Increase export market share Military Units delivered: FY 2005 - ~1,300 FY 2006 - ~2,900 FY 2007 - ~3,200 Commercial Bus Industry ranges from 9K - 13K CF and Conventional Class 4/5 Industry ranges from 20K - 30K Industry ranges from 45K - 60K Workhorse Cl 3-7 Industry ranges from 35K - 45K 11/13 Liter Big Bore LoneStarTM Mahindra International Launching Future ProStarTM Skyrise JLTV GM

21 Mexico - Continued Focus on Growth Network Development New Products Growth in Mexico Increase geographic coverage Full implementation of Diamond Standards Sales/Service people skills development Trucks: Class 4-8 Buses: Class 5-8 Midibus Body builder business Hybrid ProStar MaxxForceTM 4 & 6 cylinder applications Buses 4000 Series Delivering profitable growth 20 dealers with more than 85 locations 30% increase in dealer locations Fleet growth Cemex Femsa Lala + =

22 Export - Continued Focus on Growth New Markets New Products Export Growth + = Russia Australia Grow existing markets Latin America South Africa Middle East Dedicated dealers in all key markets Midibus 9800 replacement MWM integration Mahindra International Today 27% share of NA exports Mostly heavy and severe exports Future Exports from India Grow medium and bus business

23 Mahindra International Global Sourcing Leveraging synergies across businesses Engineering Services Now 280-people strong Commercial Growth India and Exports New full line Class 4-8 in development New plant for trucks and engines in 2009 2011 target volume 40,000 units/year (market 400,000 Class 3-8) Current Class 3-5 Vehicles India's first commercial vehicles with electronic common rail diesel engines New 15-passenger bus

24 Ford Truck South America North America Growth Ford Truck South America 2007 2003 2012 400,000 Engines 400,000 Engines 500,000+ Engines GM South America China Asia/Eastern Europe India Truck MID-Range North America Growth Truck Big Bore Other ROW Military Marine Power Gen PU/SUV North American Focus High Volume Customers Low Margins High Fixed Cost Engine Group Diversification Trend Global Growth Diverse Customer Base Improved Margins Variable Cost Structure

25 Military Growth Built to Protect... While leveraging synergies across businesses Impressive Track Record Future Opportunities Foreign Military Sales MRAP Canada JLTV M915 JLTV MRAP Navistar Defense Group ~7,400 units delivered between FY 2005 and FY 2007 MRAP Awarded nearly $3 billion in contracts, 4,475 units, since May 2007 Parts and support awards of ~ $300 million

26 Great Products: Expansionary Growth UNITS

27 Continued Diversification North America Traditional Class 6,7,8 & Mexico Expansion Class 4,5, CF, Conventional, MXT, RV, Military Future Opportunities GM Rest of World Today South America and Russia Future Opportunities India, Russia, Australia & China

Parts Growth

Traditional

Profitable Growth
- Follow Truck and Engine
- Proprietary parts
- World class cost structure
- Double-digit growth

1st Owners
- Leverage ProStar™ and MaxxForce™
- Improved dealer capabilities
- Integrated customer experiences
- Additional national account customers
- Competitiveness through global supply base

Sell to 2nd-4th Owners
- Align products with customer needs (brands, quality, price and terms)
- All-Makes parts programs
- Pull customers into channel

2005 $1.4B Sales → **2009** $1.9B Sales


ProStar™


Dealer Capabilities


Military Parts


Class 6-8 Parts


Global Distribution


MaxxForce™ Big Bore

Expansionary

Diversify our Parts Business
- Leverage capabilities and assets

Military Parts
- MaxxPro - $300 MM Parts Order
- Mission support for other vehicles
- Local base provisioning
- Capture "Resets"

Global
- Mexico and Export
- MWM International
- Mahindra International

Adjacent Businesses
- Workhorse and UpTime
- Mexico aftermarket stores
- Other opportunities

NAVISTAR

28

Sustainable - 2010 and Beyond GM Opportunity Average revenue = $1.5B + Mahindra International New plant for trucks and engines in 2009 2011 target volume 40,000 units/year (Market 400,000 Class 3-8) Navistar Defense Group Average revenue = $1.5B+ Export and Expansionary Markets Average Revenue Up Parts Area Parts Sales At Maturity Traditional $2.0 - $2.5 B Expansionary - Global $0.5B - $1B Expansionary - Military $0.5B - $1B Adjacent Opportunities $0.5B - $0.7B Total Opportunity $3.5B - $5.2B Navistar Parts

Challenges Known - Execution-path to $1.6 billion pro-forma manufacturing segment profit Unknown Commodity/precious metal cost increases Competitor pricing 2010 emissions and industry landscape Capital structure cost Below the line items Ford resolution

Commodity/precious metals

Product Leadership

International's
MaxxSaver
Integrated APU



Typical
Aftermarket APU




INTERNATIONAL
MAXXSaver
AUXILIARY POWER UNIT™
An International Exclusive System

- **Fuel Economy And Emissions**
  - One Of The First Auxiliary Power Units (APU) To Pass The Stringent 2008 CARB Emissions Standards
- **Integrated Design & Engineering**
  - Diesel Generator Set Rated At 5.2 Kilowatts Of Power
    - Typical APU is rated at 3.5 Kilowatts
  - Fully Integrated With The Vehicle Electronics
  - Best In Class Fuel Economy
  - Highly Styled For Fit And Aerodynamics
- **Designed For Long Life**
  - 10,000 Hour Durability Life Tested To OEM Specifications (typical competitors 4000 to 8000 hours)
- **Extreme Quiet Operation**
  - Fully Isolated For Noise And Vibration
- **Long Service & Maintenance Intervals (1,000 Hours)**
- **Factory Installed And Warranted**

32

2010 Great Products

2009 Goal Growth Contain post retirement Scale Attracting People Utilization of Assets Manufacturing Product Development Result $15+ Billion Revenue Positioned with execution for $1.6 Billion Pro forma Manufacturing Segment Profit in 2009 Positioning the company for continued success in 2010 and beyond

Appendix

Debt and Cash The following non-GAAP financial measures are based upon our unaudited consolidated statements of operations for the periods shown, giving effect to the adjustments shown in the reconciliations set forth above. The pro forma segment profit reflects a 2007 change in segment reporting methodology. This presentation is not in accordance with, or an alternative for, U.S. generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation above, provides meaningful information and therefore uses it to supplement its GAAP reporting that may not be related to the core manufacturing business. Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the reconciliations below, and to provide an additional measure of performance.